#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 March 31, 2026 Investor Presentation

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of Shore Bancshares, Inc.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, refer to the “Forward-Looking Statements” discussion in Share Bancshares, Inc.’s press release announcing its first quarter 2026 results and its Annual Report on Form 10-K for the year ended December 31, 2025, and any subsequent filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and Shore Bancshares, Inc. undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. Non-GAAP Financials This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures and the Company’s reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within this presentation, as necessary, of the non-GAAP financial measures to the most directly comparable GAAP financial measures. For more details on the Company's non-GAAP measures, refer to the Appendix in this presentation. 2

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 About Our Company HEADQUARTERS: 3 Shore Bancshares, Inc. is the largest independent financial holding company headquartered on the Eastern Shore of Maryland. It is the parent company of Shore United Bank, N.A. The Bank offers personal and business banking solutions including personal checking accounts, business checking accounts, personal savings accounts, business savings accounts, home loans, personal loans, certificates of deposit, individual retirement accounts, and much more. The Company engages in trust and wealth management services through Wye Financial Partners, a division of Shore United Bank, N.A. Easton, Maryland SERVICE AREA: Maryland, Virginia and Delaware region with 40 full-service branches (1) Per FDIC Annual Market Share Data published June 30, 2025 for the Maryland counties with branches Total Assets Total Loans Total Deposits Market Cap $6.2B $4.8B $5.5B $0.6B ▪ 7.11% deposit market share in Maryland market area(1) ▪ Noninterest deposits at 28.70% of total deposits at Q1 2026 Founded in 1876, Shore United Bank, N.A. is one of the area’s oldest and largest depository institutions

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Strong Eastern and Southern Maryland Franchise and Growing Presence in Virginia and Delaware Branch locations (40 branches) Commercial Lending Centers (4 locations) Mortgage Loan Offices (3 locations) Pennsylvania West Virginia Virginia Delaware New Jersey Maryland I-60 I-60 I-83 I-95 I-695 I-70 I-495 I-66 I-95 I-64 Fredericksburg Charlottesville Waldorf Easton Investment Services Offices (5 locations) Maryland 4

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Investment Opportunity Q1 2026 ▪ EPS and ROATCE of $0.51 per diluted share and 14.83%, respectively ▪ ROAA of 1.12% and 1.22% (non-GAAP) Q4 2025 ▪ EPS and ROATCE of $0.48 per diluted share and 14.10%, respectively ▪ ROAA of 1.02% and 1.11% (non-GAAP) Improving Profitability Dominant Deposit Market Share Supports Dynamic Growth Markets Continued Strong Credit Performance Expense Management and Technology Will Enhance Operating Leverage ▪ 7.11% deposit market share in Maryland(1) ▪ Noninterest deposits at 29% of total deposits at Q1 2026 ▪ 2025 Median household income is $102,905 in MD, $87,534 in DE, $92,090 in VA, vs. $81,604 for the US ▪ 85.53% Q1 2026 Reserves / Nonperforming Assets ▪ 1.21% Q1 2026 Reserves / Gross Loans ▪ $0.8 million 2026 YTD Net Charge-Offs ▪ Multiple initiatives are focused on improving operating leverage (1) Per FDIC Annual Market Share Data published June 30, 2025 for the Maryland counties with branches 5 $6.2 billion community bank with dominant market share in Central and Southern Maryland and an established presence in Delaware and Virginia

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 2026 Management Focus 6 1 Ensuring strong capital position and risk management practices 2 Investing in the business and driving automation 3 Driving core deposit growth and ensuring ample liquidity 4 Rigorously managing credit quality 5 Focusing on diligent expense control

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 First Quarter 2026 Results (1) All figures shown on an end of period basis with comparisons to the fourth quarter of 2025 unless otherwise noted. 7 Q1 2026 record net income of $17.1 million, or $0.51 per diluted share Q1 2026 Highlights(1) $17.1 million Net Income Available to Common Equity (+7.6% vs. Q4 2025) $22.7 million Pre-Tax Pre-Provision Income (-3.7% vs. Q4 2025) $22.7 million Income Before Income Taxes (+9.0% vs. Q4 2025) $4.85 billion Total Period End Loans (-1.1% vs. Q4 2025) $5.46 billion Total Period End Deposits (-1.3% vs. Q4 2025) ▪ Net interest income of $52.6 million (+4.7%) ▪ Net interest margin of 3.64% (+21 bps) ▪ Adjusted efficiency ratio – non-GAAP of 58.57% (+198 bps) ▪ Return on average common equity of 11.55%; return on average tangible common equity of 14.83% ▪ Common equity Tier 1 risk-based capital ratio of 10.97% ▪ NCOs / average loans (annualized) of 0.07% ▪ Provision for credit losses on loans of $85 thousand ▪ ACL / loans of 1.21% (+1 bps) ▪ Tangible book value / share of $15.30

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Profitability Trends (1) Core earnings per share, adjusted return on average assets and return on average tangible common equity are non-GAAP financial measures – see Non-GAAP reconciliations in Appendix. 1.02% 1.15% 1.05% 1.11% 1.22% Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 14.05% 14.99% 13.27% 14.10% 14.83% Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 8 $0.46 $0.52 $0.48 $0.52 $0.56 $0.41 $0.46 $0.43 $0.48 $0.51 $0.05 $0.06 $0.05 $0.04 $0.05 Diluted net income per common share Core earnings per share adjustment Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Record earnings, earnings growth and ROAA Core Earnings Per Share(1) Adjusted Return on Average Assets – Non-GAAP(1) Return on Average Tangible Common Equity – Non-GAAP(1)

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Commercial real estate 53.6% Residential real estate 29.4% Construction 7.1% Commercial 4.6% Consumer (incl. credit cards) 5.3% Quarterly Loan Trends $4.85B Concentrations as a percentage of total capital as of March 31, 2026: ▪ CRE Concentration Ratio = 332.94% ▪ Construction Concentration Ratio = 53.35% 9 Quarterly Loans ($ in millions) Loan Composition (As of March 31, 2026) $4,777 $4,828 $4,883 $4,900 $4,848 $2,544 $2,604 $2,643 $2,644 $2,600 $1,326 $1,349 $1,383 $1,415 $1,426 $366 $350 $352 $345 $343 $234 $224 $222 $226 $221$307 $300 $283 $270 $259 Commercial real estate Residential real estate Construction Commercial Consumer Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 ▪ Fixed-interest rate loans scheduled to mature after Q1 2028 are $1.55 billion or 32% of total loans ▪ The weighted average interest rate for loans scheduled to mature after Q1 2028 was 5.56%. Fixed Rate Loans by Maturity as of March 31, 2026 10 Fixed Rate Loans Maturity(1) $ m ill io ns $123.2 $55.3 $33.7 $34.6 $42.8 $106.2 $74.7 $70.4 5.23% 4.80% 4.97% 4.51% 4.74% 4.74% 5.07% 5.41% Fixed-interest rate loans Weighted interest rate Q2 2026 Q3 2026 Q4 2026 Q1 2027 Q2 2027 Q3 2027 Q4 2027 Q1 2028 $— $50.0 $100.0 $150.0 $200.0 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% (1) excludes construction to perm loans and loans with no maturity (i.e credit cards)

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Commercial Real Estate Portfolio Details as of March 31, 2026 Total CRE Portfolio $2.60B Total average CRE loan size(1) $1.06 million % with guaranty (by $ / by #) 84% / 91% Past due 30-89 days $2.90 million / 0.11% of total CRE Nonaccrual $52.39 million / 2.02% of total CRE Special mention $77.93 million / 3.00% of total CRE Classified $64.80 million / 2.49% of total CRE ▪ Office CRE loans comprise 18.50% of total CRE loans and 9.92% of our total loan portfolio ▪ CRE portfolio is 25.83% owner occupied, 53.30% non-owner occupied, 11.88% construction and 8.99% multifamily ▪ 70.81% of CRE loans are below $1 million dollars 11 CRE Portfolio Metrics Number of Loans by Balance 1,462 506 61 31 4 1 <$1M $1-5M $5-10M $10-20M $20-30M >$30M 0 500 1,000 1,500 2,000 (1) Overall loan portfolio average loan size is $267 thousand

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Commercial Real Estate Portfolio Details as of March 31, 2026 Multifamily 10.0% Industrial 10.7% Office 18.5% Retail 21.1% Other 32.4% Hotel/Motel 7.3% MD 53.5% VA 23.0% DE 8.6% Other 14.9% CRE Portfolio Composition(1) Amount ($000) % of CRE Loans Multifamily $ 261,226 10.0 % Industrial 277,811 10.7 Retail 548,008 21.1 Other 841,306 32.4 Hotel/Motel 190,614 7.3 Office(2) 480,850 18.5 Total $ 2,599,815 100.0 % Location Loan Count Amount ($000) % of Total Office Metropolitan(3) 15 $ 13,509 2.8 % Suburban 318 376,048 78.2 Rural 134 91,293 19.0 Total 467 $ 480,850 100.0% (1) CRE portfolio composition by Call Report Code. (2) Office CRE loan portfolio average loan size was $1.0 million. (3) Metropolitan includes major cities of Baltimore, Alexandria and Washington, D.C. Office 12 CRE Portfolio Composition CRE Portfolio Geography CRE Geography(1) % of CRE Loans Amount ($000) Maryland (Top 3 Counties) Anne Arundel 7.9% $ 205,434 St. Mary's 6.8% $ 175,668 Charles 6.1% $ 159,800 Other 32.7% $ 850,513 Virginia (Top 3 Counties) Spotsylvania 3.8% $ 96,900 Stafford 2.7% $ 68,977 Fredericksburg City 0.1% $ 3,314 Other 16.4% $ 427,573 Delaware New Castle 3.3% $ 86,980 Sussex 3.1% $ 79,754 Kent 2.2% $ 57,912 Other States Other 14.9% $ 386,990 Total 100.0% $ 2,599,815

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Quarterly Deposit Trends 13 $5,460 $5,314 $5,528 $5,534 $5,462 $1,565 $1,575 $1,594 $1,588 $1,567 $852 $763 $852 $853 $813 $1,801 $1,691 $1,790 $1,815 $1,796 $1,242 $1,284 $1,292 $1,278 $1,286 Noninterest-bearing deposits Interest-bearing checking Money market and savings Time deposits(1) Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Noninterest- bearing deposits 28.70% Interest- bearing checking 14.88% Money market and savings 32.88% Time deposits(1) 23.54% Quarterly Deposits ($ in millions) Deposit Composition (as of March 31, 2026) $5.46B ▪ Deposit franchise positions Bank to succeed in a variety of rate environments ▪ Noninterest-bearing deposits were 28.70% of total deposits at Q1 2026 ▪ 17.08% of deposits are uninsured ▪ Reciprocal deposits of $911.0 million were indexed to Fed Funds at March 31, 2026 ▪ Core deposits, which exclude municipal deposits, increased by $25.3 million ▪ Deposit runoff in Q1 2026 driven by seasonal run off of municipal deposits (1) Time deposits include $11.0 million of brokered deposits for Q1 2026.

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Investment Portfolio 14 ▪ Allocation: AFS 40%, HTM 59% and equity securities 1% ▪ Effective duration of 3.60 years ▪ Reinvesting 2026 maturing cash flows in stable average life MBS and floating rate bonds ▪ The portfolio exhibits asymmetric rate sensitivity and a positively convex cashflow profile, with significantly higher exposure to a falling rate environment. In a +200 bps scenario, expected cash flows through 2026 are projected to decline by 7%, while a -200 bps shift drives a substantial 30% increase compared to the base case ▪ MBS securities concentrated in less sensitive prepayment collateral types: low loan balance pools and discounted low coupon pools ▪ $328.0 million or 49% of the portfolio is unencumbered Treasury/Agency 16.0% SBA 1.0% MBS 79.1% Municipal 0.2% Corporate 2.8% CRA Fund Investments 0.9% $663.8M Securities Portfolio Composition at March 31, 2026 Risk Metrics Conservatively constructed to provide liquidity and consistent cash flows in various interest rate scenarios Portfolio Summary ($ in thousands) Book Value Unrealized Gains/ (Losses) Market Value Available for sale $ 271,276 $ (7,250) $ 264,026 Held to maturity 393,696 (37,306) 356,390 Total $ 664,972 $ (44,556) $ 620,416

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 $45,898 $47,163 $48,418 $50,202 $52,555 3.21% 3.34% 3.41% 3.43% 3.64% 2.99% 3.09% 3.22% 3.24% 3.35% 3.28% 3.43% 3.57% 3.63% Net Interest Income NIM NIM Excluding Accretion Regional Peer Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 NIM and NIM Excluding Accretion(1) (1) NIM excludes net accretion income – see Non-GAAP reconciliations in Appendix. 15 Net Interest Income and Net Interest Margin ($ in thousands) Margin Comments Net Interest Income and Net Interest Margin Trends with Regional Peer's Median Margin Q1 2026 vs Q4 2025 ▪ Net Interest margin increased from 3.43% in Q4 2025 to 3.64% in Q1 2026 ▪ Average loan yields increased from 5.85% in Q4 2025 to 5.86% in Q1 2026 ▪ Cost of deposits decreased from 1.99% for Q4 2025 to 1.81% at Q1 2026 ▪ NIM increased 21 basis points (“bps”) to 3.64% during the first quarter of 2026 from 3.43% in the fourth quarter of 2025. NIM excluding accretion(1) increased for the comparable periods from 3.24% to 3.35%. ▪ Excluding accretion interest, loan yields decreased 1 bps and funding costs decreased 13 bps for the comparable periods. Net interest income increased due to higher accelerated accretion income and loan and securities repricing, coupled with lower cost of deposits during the period. ▪ Compared to the prior quarter, the rate paid on interest-bearing liabilities decreased from 2.97% in Q4 2025 to 2.64% in Q1 2026.

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Loan Portfolio Details Commercial real estate Residential real estate Construction Commercial Consumer Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 5.00% 5.50% 6.00% 6.50% 7.00% 7.50% 8.00% 16 Selected Yields (%) 5.32% 5.42% 5.41% 5.45% 5.44% 3.05% 3.05% 2.96% 2.97% 2.64% Total interest-earning assets Total interest-bearing liabilities Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 2.00% 3.00% 4.00% 5.00% 6.00% Assets & Liability Yield / Rate Trends Asset yields excluding accretion continue to reprice at higher rates while interest-bearing liability yields lower QoQ (1) (1) Q4 2025 included accelerated credit mark associated with paydown of a loan

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Noninterest Income 17 Noninterest Income Composition Quarterly Noninterest Income ▪ Higher mortgage banking activity ▪ Well-diversified sources of fee income ▪ One-time increase related to insurance proceeds in Q4 2025 Service charges on deposit accounts 22.0% Trust and investment fee income 15.7% Mortgage banking revenue 20.0% Interchange credits 23.5% Other noninterest income 18.8% $7.2M ($ in thousands) Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Service charges on deposit accounts $ 1,514 $ 1,519 $ 1,599 $ 1,663 $ 1,596 Trust and investment fee income 823 942 898 1,042 1,137 Mortgage banking revenue 1,240 2,379 1,278 1,181 1,450 Interchange credits 1,577 1,788 1,858 1,862 1,698 Other noninterest income 1,980 2,778 2,305 3,158 1,363 Total noninterest income $ 7,134 $ 9,406 $ 7,938 $ 8,906 $ 7,244

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Noninterest Expense 18 Noninterest Expense Trends ($ in thousands) Quarterly Noninterest Expense Details Higher salaries and employee benefits driven by higher employee taxes at the beginning of the year and one time benefit expense ($ in thousands) Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Salaries and employee benefits $ 16,440 $ 17,742 $ 18,642 $ 18,582 $ 19,639 Occupancy expense 2,538 2,472 2,406 2,461 2,567 Software and data processing 4,691 4,819 5,155 5,197 5,140 Amortization of other intangible assets 2,278 2,272 2,039 2,000 1,980 Other noninterest expense 7,800 7,105 6,137 7,259 7,730 Total noninterest expense $ 33,747 $ 34,410 $ 34,379 $ 35,499 $ 37,056 Efficiency Ratio(1) $33,747 $34,410 $34,379 $35,499 $37,056 $16,440 $17,742 $18,642 $18,582 $19,639$2,538 $2,472 $2,406 $2,461 $2,567 $4,691 $4,819 $5,155 $5,197 $5,140 $2,278 $2,272 $2,039 $2,000 $1,980 $7,800 $7,105 $6,137 $7,259 $7,730 Salaries and employee benefits Occupancy expense Software and data processing Amortization of other intangible assets Other noninterest expense Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 63.64% 60.83% 61.00% 60.06% 61.97%59.25% 56.73% 57.30% 56.59% 58.57% GAAP Non-GAAP Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 (1) Non-GAAP financial measures – see Non-GAAP reconciliations in Appendix.

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Credit Quality Statistics ($ in thousands) Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Nonperforming Assets Nonaccrual loans $ 15,402 $ 16,782 $ 24,378 $ 39,960 $ 64,958 90+ days delinquent accruing 894 215 153 255 — Other real estate owned (“OREO”) 179 179 120 113 69 Repossessed property 2,429 2,457 3,432 2,879 3,345 Total nonperforming assets $ 18,904 $ 19,633 $ 28,083 $ 43,207 $ 68,372 Net Charge-offs Net Charge-Offs (Recoveries) $ 554 $ 649 $ 1,825 $ 3,619 $ 847 19 0.31% 0.33% 0.45% 0.69% 1.10% Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 1.21% 1.21% 1.22% 1.20% 1.21% Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Nonperforming Assets / Total Assets Reserves / Loans Held for Investments Nonperforming assets primarily consist of two large relationships with an aggregate loan balance of $45.6 million. These loans were well collateralized

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Current Expected Credit Losses – Loans 20 ACL / Total Loans ($ in thousands) ACL by Loan Type Provision for loan losses decreased due to favorable economic outlook, partially offset by higher charge-offs ▪ ACL of $58.5 million or 1.21% of outstanding loans equals 85.53% of nonperforming loans at March 31, 2026. ▪ The decrease in the provision during the current quarter was due to favorable economic outlook, partially offset by higher charge-offs. In addition, during the current quarter the reserve for unfunded commitments decreased by $389 thousand as a result of lower utilization on outstanding lines of credit. ($ in thousands) Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Commercial real estate $ 21,988 $ 20,179 $ 21,069 $ 21,387 $ 21,672 Commercial 2,855 2,870 3,642 3,005 3,497 Construction 3,842 5,805 6,221 5,968 4,806 Total Commercial 28,685 28,854 30,932 30,360 29,975 Residential real estate 22,393 23,203 22,810 22,510 22,993 Consumer 6,574 6,188 5,702 5,767 5,415 Credit cards 390 238 110 199 98 Total Residential and Consumer $ 29,357 $ 29,629 $ 28,622 $ 28,476 $ 28,506 Allowance for Credit Losses $ 58,042 $ 58,483 $ 59,554 $ 58,836 $ 58,481 $58,042 $58,483 $59,554 $58,836 $58,481 1.21% 1.21% 1.22% 1.20% 1.21% Total ACL ACL/Total Loans 2025 Q1 2025 Q2 2025 Q3 2025 Q4 2026 Q1

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Quarterly Capital Ratios 8.27% 8.65% 8.86% 8.82% 9.12% 9.75% 9.90% 10.21% 10.52% 10.97% 10.37% 10.51% 10.82% 11.15% 11.60% 12.52% 12.65% 12.88% 13.61% 14.08% Tier 1 Leverage Ratio Common Equity Tier 1 Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 .00% 2.50% 5.00% 7.50% 10.00% 12.50% 15.00% 21 Holding Company

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 2026 Management Outlook 22 Key Economic and Operating Assumptions ▪ The Federal Reserve Bank holds fed funds at 3.50%-3.75% for the remainder of 2026 ▪ Loan pipeline expanding entering Q2 ($200MM) with modest loan growth for the remainder of 2026. ▪ Net interest margin of 3.57% in Q1 after adjusting for elevated fair value mark accretion and nonaccrual interest adjustments. Expansion of 2-3 bps per quarter anticipated through year end 2026 subject to market interest rates, loan growth, and funding trends. ▪ Non accrual loans as a % of loans – <1% Balance Sheet Loan Growth Low-single digits Deposit Growth Mid-single digits Net Interest Margin 3.55% - 3.65% Credit ACL / Loans: 1.21% area NCO / Loans 5-10 basis points Financial Targets Efficiency Ratio Mid 50% area (1) Fee Income Growth Low-single digits Expenses 4% growth over 2025 Capital Targets CET1 Ratio >=11% Total RBC Ratio >=14% TE / TA >=8% 2026 Full year outlook for the Company (1) excluding amortization of intangible and any non-recurring items that are excluded for non-GAAP measures

Appendix

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Financial Highlights Balance Sheet ($ in thousands, except per share data) For the Quarter Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Total Assets $ 6,206,063 $ 6,258,818 $ 6,278,479 $ 6,037,874 $ 6,176,563 Gross Loans(1) 4,848,030 4,900,302 4,882,969 4,827,628 4,777,489 Deposits 5,461,620 5,533,864 5,528,165 5,313,958 5,460,345 Tangible Common Equity(2) 511,706 496,885 482,219 468,167 453,171 Consolidated Capital (%) Tangible Common Equity / Tangible Assets(2) 8.37% 8.06% 7.80% 7.88% 7.46 % Tier 1 Leverage Ratio 9.12% 8.82% 8.86% 8.65% 8.27 % Tier 2 Risk-Based Ratio 14.08% 13.61% 12.88% 12.65% 12.52 % TBV Per Share(2) $ 15.30 $ 14.87 $ 14.43 $ 14.03 $ 13.58 Asset Quality NPAs / Assets(3) 1.10% 0.69% 0.45% 0.33% 0.31 % NCOs / Average Portfolio Loans 0.07% 0.29% 0.15% 0.05% 0.05 % NPLs(3) + OREO / GPLs + OREO 1.52% 0.99% 0.71% 0.55% 0.43 % ACL / NPLs(3) 90.03% 147.24% 244.29% 348.49% 376.85 % Profitability Net Income $ 17,088 $ 15,887 $ 14,348 $ 15,507 $ 13,764 ROAA 1.12% 1.02% 0.95% 1.03% 0.91 % Adjusted ROAA (Non-GAAP)(2) 1.22% 1.11% 1.05% 1.15% 1.02 % Pre-tax Pre-provision (“PTPP”) ROAA(2) 1.49% 1.51% 1.45% 1.48% 1.28 % ROACE 11.55% 10.79% 9.96% 11.13% 10.20 % Adjusted ROACE (Non-GAAP)(2) 12.55% 11.83% 11.04% 12.35% 11.47 % ROATCE(2) 14.83% 14.10% 13.27% 14.99% 14.05 % Net Interest Margin 3.64% 3.43% 3.41% 3.34% 3.21 % Net Interest Margin Excluding Accretion(2) 3.35% 3.24% 3.22% 3.09% 2.99 % Efficiency Ratio 61.97% 60.06% 61.00% 60.83% 63.64 % Adjusted Efficiency Ratio – (non-GAAP)(2) 58.57% 56.59% 57.30% 56.73% 59.25 % Adjusted Noninterest Expenses / Average Assets(2) 1.83% 1.57% 1.61% 1.51% 1.61 % Diluted EPS $ 0.51 $ 0.48 $ 0.43 $ 0.46 $ 0.41 Diluted EPS (Non-GAAP)(2) $ 0.56 $ 0.52 $ 0.48 $ 0.52 $ 0.46 (1) Gross loans are inclusive of net deferred costs and fees. (2) Non-GAAP financial measures. Refer to Appendix to this presentation for a reconciliation. (3) NPLs include nonaccrual loans and BEFDs. NPAs include NPLs and OREO. 24

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Non-GAAP Reconciliation ‘‘Tangible book value per share’’ is defined as tangible stockholders’ equity less preferred equity and intangible assets divided by total common shares outstanding. We believe that this measure is important to many investors in the marketplace who are interested in changes from period to period in book value per common share exclusive of changes in intangible assets. ($ in thousands, except per share data) For the Quarter Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Stockholders' Equity $ 602,714 $ 589,873 $ 577,207 $ 565,194 $ 552,470 Less: Goodwill and Intangible Assets (91,008) (92,988) (94,988) (97,027) (99,299) Tangible Common Equity $ 511,706 $ 496,885 $ 482,219 $ 468,167 $ 453,171 Total Assets $ 6,206,063 $ 6,258,818 $ 6,278,479 $ 6,037,874 $ 6,176,563 Less: Goodwill and Intangible Assets (91,008) (92,988) (94,988) (97,027) (99,299) Tangible Assets $ 6,115,055 $ 6,165,830 $ 6,183,491 $ 5,940,847 $ 6,077,264 Shares Outstanding 33,451,063 33,413,503 33,421,672 33,374,265 33,374,265 Tangible Book Value per Share - Non-GAAP $ 15.30 $ 14.87 $ 14.43 $ 14.03 $ 13.58 Book Value per Share - GAAP $ 18.02 $ 17.65 $ 17.27 $ 16.94 $ 16.55 25

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Non-GAAP Reconciliation ‘‘Efficiency ratio” is defined as recurring noninterest expense less foreclosed real estate ("OREO") expenses and valuation allowances, less merger and acquisition costs, less amortization of intangible assets divided by operating revenue. Operating revenue is equal to net interest income plus noninterest income excluding gains and losses on securities, foreclosed real estate and sales of impaired loans. In our judgment, the adjustments made to noninterest expense and operating revenue allow investors and analysts to better assess our operating expenses in relation to our core operating revenue by removing the volatility that is associated with certain one-time items and other discrete items that are unrelated to our core business. “Efficiency ratio” is defined as noninterest expense divided by operating revenue. This is the ratio that appears in the Company’s SEC filings. ($ in thousands) For the Quarter Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Noninterest Expense $ 37,056 $ 35,499 $ 34,379 $ 34,410 $ 33,747 Less: Amortization of Intangible Assets (1,980) (2,000) (2,039) (2,272) (2,278) Adjusted Noninterest Expense (Numerator) $ 35,076 $ 33,499 $ 32,340 $ 32,138 $ 31,469 Net Interest Income $ 52,555 $ 50,202 $ 48,418 $ 47,163 $ 45,898 Add: Taxable-equivalent adjustment 89 92 83 81 81 Taxable-equivalent net interest income $ 52,644 $ 50,294 $ 48,501 $ 47,244 $ 45,979 Noninterest Income $ 7,244 $ 8,906 $ 7,938 $ 9,406 $ 7,134 Adjusted noninterest income $ 7,244 $ 8,906 $ 7,938 $ 9,406 $ 7,134 Adjusted Revenue (Denominator) $ 59,888 $ 59,200 $ 56,439 $ 56,650 $ 53,113 Average Assets $ 6,174,655 $ 6,206,753 $ 6,020,574 $ 6,021,385 $ 6,129,241 Efficiency Ratio 61.97% 60.06% 61.00% 60.83% 63.64 % Adjusted Efficiency Ratio – non-GAAP 58.57% 56.59% 57.30% 56.73% 59.25% 26

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Non-GAAP Reconciliation We believe net interest margin excluding accretion, which reflects our net interest margin excluding accretion interest on acquired loans and prepayment penalties of long-term debt, allows investors to better assess our net interest margin in relation to our net interest margin excluding accretion by removing the volatility associated with accretion income. Net Interest Margin ("NIM") and NIM Excluding Accretion(1) ($ in thousands) For the Quarter Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Taxable-equivalent net interest income $ 52,644 $ 50,294 $ 48,501 $ 47,244 $ 45,979 Less: Accretion Interest (4,263) (2,752) (2,811) (3,575) (3,153) Adjusted Net Interest Income $ 48,381 $ 47,542 $ 45,690 $ 43,669 $ 42,826 NIM 3.64% 3.43% 3.41% 3.34% 3.21 % NIM excluding accretion(1) 3.35% 3.24% 3.22% 3.09% 2.99% (1) NIM excluding accretion excludes net accretion income. 27 Pre-Tax Pre-Provision ROAA, ROAE and ROATCE ($ in thousands) For the Quarter Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Net Income $ 17,088 $ 15,887 $ 14,348 $ 15,507 $ 13,764 Add: Provision for Credit Losses and Unfunded Commitments 85 2,827 2,992 1,528 1,028 Add: Income Tax Expense 5,570 4,895 4,637 5,124 4,493 Non-GAAP PTPP Income $ 22,743 $ 23,609 $ 21,977 $ 22,159 $ 19,285

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Non-GAAP Reconciliation ($ in thousands) For the Quarter Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Net Income $ 17,088 $ 15,887 $ 14,348 $ 15,507 $ 13,764 Add: Amortization of Intangible Assets, net of tax 1,493 1,529 1,541 1,708 1,717 Adjusted Net Income – non-GAAP $ 18,581 $ 17,416 $ 15,889 $ 17,215 $ 15,481 Return on average assets – GAAP 1.12% 1.02% 0.95% 1.03% 0.91 % Adjusted return on average assets – non-GAAP 1.22% 1.11% 1.05% 1.15% 1.02 % Return on Average Common Equity 11.55% 10.79% 9.96% 11.13% 10.20 % Adjusted Return on Average Common Equity – non-GAAP 12.55% 11.83% 11.04% 12.35% 11.47 % Diluted Earnings Per Share – GAAP $ 0.51 $ 0.48 $ 0.43 $ 0.46 $ 0.41 Adjusted Diluted Earnings Per Share – non-GAAP $ 0.56 $ 0.52 $ 0.48 $ 0.52 $ 0.46 Average assets $ 6,174,655 $ 6,206,753 $ 6,020,574 $ 6,021,385 $ 6,129,241 Average Common Equity $ 600,212 $ 584,209 $ 571,247 $ 558,952 $ 547,443 Less: Average Goodwill and Core Deposit Intangible (92,086) (94,059) (96,074) (98,241) (100,514) Average Tangible Common Equity $ 508,126 $ 490,150 $ 475,173 $ 460,711 $ 446,929 Weighted Average Common Shares Outstanding – Basic 33,428,444 33,426,198 33,419,291 33,374,265 33,350,869 28

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 Non-GAAP Reconciliation ‘‘Tangible common equity (or “TCE”) is defined as stockholders’ equity less preferred equity and intangible assets. “Tangible assets" (or “TA”) are defined as total assets less intangible assets. We believe that the TCE/TA, the Return on Average Tangible Common Equity (“ROATCE”) and the adjusted ROATCE ratios are important to many investors in the marketplace who are interested in changes from period to period exclusive of changes in preferred equity and intangible assets. Our calculation of adjusted ROATCE excludes the amortization of core deposits and merger costs. Return on Average Common Equity ("ROACE"), Return on Average Tangible Common Equity ("ROATCE") and Adjusted ROATCE ($ in thousands) For the Quarter Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Stockholders' Equity $ 602,714 $ 589,873 $ 577,207 $ 565,194 $ 552,470 Less: Goodwill and Intangible Assets (91,008) (92,988) (94,988) (97,027) (99,299) Tangible Common Equity $ 511,706 $ 496,885 $ 482,219 $ 468,167 $ 453,171 ($ in thousands) For the Quarter Ended Q1 2026 vs. Q1 2026 vs. March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Q4 2025 Q4 2025 Net income $ 17,088 $ 15,887 $ 14,348 $ 15,507 $ 13,764 $ 1,201 7.6 % Add: amortization of other intangible assets, net of tax 1,493 1,529 1,541 1,708 1,717 (36) (2.4) Net income excluding amortization of other intangible assets – non-GAAP $ 18,581 $ 17,416 $ 15,889 $ 17,215 $ 15,481 $ 1,165 6.7 % Net income $ 17,088 $ 15,887 $ 14,348 $ 15,507 $ 13,764 $ 1,201 7.6 % Add: amortization of other intangible assets, net of tax 1,493 1,529 1,541 1,708 1,717 (36) (2.4) Adjusted net income – non-GAAP $ 18,581 $ 17,416 $ 15,889 $ 17,215 $ 15,481 $ 1,165 6.7 % ROACE 11.55% 10.79% 9.96% 11.13% 10.20% 76 bps 7.0 % ROATCE – non-GAAP 14.83% 14.10% 13.27% 14.99% 14.05% 73 bps 5.2 % Adjusted ROATCE – non-GAAP 14.83% 14.10% 13.27% 14.99% 14.05% 73 bps 5.2 % Average Common Equity $ 600,212 $ 584,209 $ 571,247 $ 558,952 $ 547,443 $ 16,003 2.7 % Average Tangible Common Equity $ 508,126 $ 490,150 $ 475,173 $ 460,711 $ 446,929 $ 17,976 3.7% 29

#006881 #ACC0C6 #83AFB4 #FEBE10 #5F574F #4D4F53 #C75B12 #5B8F22 #593160 NASDAQ: SHBI © 2026 Shore Bancshares, Inc.